Janus Investment Fund

Janus International Equity Fund

Supplement dated January 27, 2017

to Currently Effective Prospectuses

The Board of Trustees (the “Trustees”) of Janus Investment Fund has approved a plan to liquidate and terminate Janus International Equity Fund (the “Fund”) with such liquidation effective on or about March 30, 2017 or at such other time as may be authorized by the Trustees (“Liquidation Date”). Termination of the Fund is expected to occur as soon as practicable following liquidation.

Effective at the close of business February 3, 2017, the Fund will no longer accept investments by new shareholders. The Fund may be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund which they are eligible to purchase at any time prior to the Liquidation Date. Effective at the close of business February 3, 2017, any applicable contingent deferred sales charges (“CDSC”) charged by the Fund will be waived for redemptions or exchanges through the Liquidation Date. Exchanges by Class A shareholders into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder of record. For shareholders of Class D Shares investing in a tax-deferred account, the shares will be placed in Janus Government Money Market Fund.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective during the liquidation of the Fund.

Additionally, any asset reductions and increase in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect performance.

The redemption or exchange of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Capital).

The following changes are also effective February 3, 2017:

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus International Equity Fund’s Prospectuses:

Portfolio Managers: Julian McManus is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2010. Carmel Wellso, Janus Capital’s Director of Research, is Executive Vice President and Co-Portfolio Manager of the Fund, which she has co-managed since June 2010.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus International Equity Fund

Co-Portfolio Managers Julian McManus and Carmel Wellso are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Julian McManus is Executive Vice President and Co-Portfolio Manager of Janus International Equity Fund, which he has co-managed since June 2010. Mr. McManus is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in December 2004 as an equity research analyst. Mr. McManus holds a Bachelor’s degree in Japanese and Law from the University of London.

Carmel Wellso, Janus Capital’s Director of Research, is Executive Vice President and Co-Portfolio Manager of Janus International Equity Fund, which she has co-managed since June 2010. Ms. Wellso is also Portfolio Manager of other Janus accounts. She joined Janus Capital in June 2008 as a research analyst. Ms. Wellso holds a Bachelor’s degree in English Literature and Business Administration from Marquette University and a Master of Business Administration degree from the Thunderbird School of Global Management.

Effective February 3, 2017, references to Guy Scott are deleted.

Please retain this Supplement with your records.